UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/04/2005

Behringer Harvard REIT I, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-51293

MD	68-0509956
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

15601 Dallas Parkway
Suite 600
Addison, TX 75001
(Address of Principal Executive Offices, Including Zip Code)

(866) 655-1605
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On October 4, 2005, Behringer Harvard REIT I, Inc. (the "Registrant") sent a letter to its shareholders providing an update on the impact of Hurricanes Katrina and Rita on the Registrant's properties. The letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1      Letter to Shareholders dated October 4, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Behringer Harvard REIT I, Inc.

Date: October 04, 2005.	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President - Corporate Development & Legal and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Letter to Shareholders dated October 4, 2005.